UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026 (April 1, 2026)

TCW Direct Lending VIII LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01420	86-3307898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 51st Floor Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 936-2275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amended Form 8-K”) is being filed solely to amend Item 9.01 of the Form 8-K filed on April 7, 2026 (the “Original Form 8-K”) in order to restate the unaudited pro forma financial information that was filed as Exhibit 99.1 to the Original Form 8-K to reflect the final amount of Units tendered in connection with the Exchange Offer described in the Original Form 8-K. Such unaudited pro forma financial information is filed as Exhibit 99.1 to this Amended Form 8-K, which replaces the Exhibit 99.1 filed with the Original Form 8-K in its entirety. No other changes were made to the Original Form 8-K other than to replace Exhibit 99.1. All other Items of the Original Form 8-K are unaffected by this Amended Form 8-K and such Items have not been included herein. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma statement of assets and liabilities as of December 31, 2025; and

•	Unaudited pro forma statement of operations for the year ended December 31, 2025.

(d) Exhibits

99.1	Unaudited Pro Forma Financial Information of TCW Direct Lending VIII LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW DIRECT LENDING VIII LLC

Date: April 24, 2026	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: Chief Financial Officer